UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                           Date of Report: May 5, 1999

                              MEDIX RESOURCES, INC
             (Exact name of registrant as specified in its charter)

       Colorado                     000-24768            84-1123311
    (State or other                (Commission         (IRS Employer
     jurisdiction                 (File Number)       Identification No.)
   of incorporation)


 7100 East Belleview Ave., Suite 301,  Englewood, CO            80111
      (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (303) 741-4828

                                      None
          (Former name or former address, if changes since last report)

Item 5. Other Events
Press release dated May 4, 1999 announcing repayment of note payable to Global Med Technologies, Inc.


Exhibit No.             Description            Reg. S-K Item No.
------------            -----------            -----------------

*99.1                   Press release          99

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


MEDIX RESOURCES, INC.



Date: May 5, 1999              By:/s/ John P. Yeros
                               John P. Yeros, President and Chief Executive
                               Officer